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[DRAFT]

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of Earliest Event Reported) - November 29, 2000


                                _______________


                             TRIAD HOSPITALS, INC.
                        TRIAD HOSPITALS HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE                           000-29816                  75-2816101
(State or other jurisdiction of              333-84743                  51-0389776
       Incorporation)                 (Commission File Number)         (IRS Employer
                                                                     Identification No.)

           13455 Noel Road, Suite 2000                                     75240
                 Dallas, Texas                                           (Zip Code)
     (Address of principal executive offices)


                                (972) 789-2700
             (Registrant's telephone number, including area code)


                                _______________


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Item 5.  Other Events.

        Triad Hospitals Holdings, Inc. ("Triad") has received an amended and restated credit facilities commitment letter from Merrill Lynch Capital Corporation, Bank of America, N.A., Banc of America Securities LLC and Bank of America Bridge LLC, to provide debt financing for the transactions contemplated by the Agreement and Plan of Merger, dated October 18, 2000, by and between Quorum Health Group, Inc. and Triad Hospitals, Inc. and certain related costs. The commitment letter amends and restates the credit facilities commitment letter from Merrill Lynch Capital Corporation to Triad dated October 18, 2000. A copy of the amended and restated credit facilities commitment letter, dated as of November 29, 2000, is filed as an Exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         10.1 Amended and Restated Credit Facilities Commitment Letter from Merrill Lynch Capital Corporation, Banc of America, N.A., Banc of America Securities LLC and Banc of America Bridge LLC to Triad Hospitals Holdings, Inc., dated as of November 29, 2000.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. and Triad Hospitals Holdings, Inc. have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              TRIAD HOSPITALS, INC.



                              By:    /s/  Donald P. Fay
                                 -------------------------------------
                                  Donald P. Fay
                                  Executive Vice President,
                                    Secretary and General Counsel



Date: December 6, 2000

                              TRIAD HOSPITALS HOLDINGS, INC.



                              By:    /s/  Donald P. Fay
                                 -------------------------------------
                                  Donald P. Fay
                                  Executive Vice President,
                                    Secretary and General Counsel



Date: December 6, 2000

                                       3
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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
10.1             Amended Credit Facilities Commitment Letter from Merrill Lynch
                 Capital Corporation, Banc of America, N.A., Banc of America
                 Securities LLC and Banc of America Bridge LLC to Triad
                 Hospitals Holdings, Inc., dated as of November 29, 2000.

                                       4